Exhibit 99.1
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     This Agreement dated as of December 9, 2004 (this "Agreement") amends and restates in its entirety that certain Employment Agreement dated April 23, 2003 (the "Original Agreement") by and between Mediscience Technology Corp., a New Jersey corporation ("MDSC"), with offices at 1235 Folkestone Way, Cherry Hill, New Jersey 08034, and Michael W. Engelhart ("Employee"), an individual residing at 161 North Franklin Turnpike, Suite 204, Ramsey, NJ 07446.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     For and in consideration of the covenants and undertakings set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. MDSC and Employee desire to clarify their original intent with respect to the Original Agreement and the instruments issued to Employee pursuant to the Original Agreement by amending and restating the Original Agreement in the clear and unambiguous form of this Agreement.

     2. MDSC agrees to employ Employee, and Employee accepts such employment, as President and Chief Operating Officer of MDSC on the terms and conditions and during the Term hereinafter set forth.

     3. The initial term of Employee's employment hereunder shall commence on April 1, 2003 (the "Commencement Date") and shall end on April 23, 2006, said initial term to be automatically extended by additional one-year renewal terms unless either MDSC or Employee shall notify the other in writing, at least 30 days prior to the end of the then current term, of its or his intent to terminate this Agreement as of the end of the then current term. In addition, this Agreement is terminable prior to the expiration of its term as follows:

          (a) by MDSC for Cause (as such term is  hereafter  defined  in Section
     18); or

          (b) upon the death or "permanent and total disability" (as such term is defined in section 22(e)(3) of the Internal Revenue Code (the "Code")) of Employee.

The term of this Agreement, as extended or terminated pursuant to this Section 3 is hereinafter referred to as the "Term".

     4. As President and Chief Operating Officer of MDSC, Employee shall, subject to the control of the Chairman of the Board (the "Chairman"), the Chief Executive Officer (the "CEO") and the Board of Directors of MDSC (the "Board"), have general charge of the business and affairs of MDSC, including any and all subsidiary corporations and limited liability companies, and shall have the direction of all other officers, agents, consultants, employees of MDSC (except the Chairman, the CEO and the Treasurer, who shall report directly to the Board). Employee may delegate such duties to such other officers of MDSC, if any, as he deems appropriate.

     5. As President and Chief Operating Officer, Employee shall, when present, preside at all meetings of the shareholders of MDSC and shall also preside at all meetings of the Board at which the Chairman is not present. Employee shall be an ex-officio member of all committees of the Board. At the sole discretion of the CEO, Employee may be present and participate in any meeting of the Board, or any committee or subcommittee thereof, where a transaction or proposed transaction involving Employee or any other entity in which Employee has an interest is discussed, evaluated, considered, or voted upon. Notwithstanding the foregoing, Employee shall abstain from voting in his capacity as officer or director of MDSC with respect to any transaction involving Employee or any other entity in which Employee has any interest, direct or indirect.

     6. The CEO and Employee have prepared a comprehensive executive summary/business plan for the transition of MDSC from a development stage to a profitable commercial company (the "Business Plan"). The Business Plan has been reviewed and approved by the Board. Employee shall use his best efforts to cause MDSC to meet the goals and objectives of the Business Plan.

     7. In consideration of Employee's services pursuant to this Agreement, during the Term MDSC shall pay Employee an annual base salary of One Hundred Twenty Thousand Dollars ($120,000), payable monthly in arrears (with the agreed exception of a One Thousand Dollar ($1,000) per month stipend, which shall be paid monthly in advance).

     8. Employee's annual base salary and whether any of the conditions to vesting all or any portion of Employee's Incentive Stock Option being issued to Employee pursuant to Section 15 shall be deemed satisfied or waived, shall be subject to annual review by the Board and interim review in the sole discretion of the CEO whenever the CEO determines that the on-going performance and financial capability of MDSC, and Employee's ability to cause MDSC to timely satisfy any of the following five critical milestones (each, a "Critical Milestone") described in the Business Plan requires such interim review:

          (a) preclinical toxicity studies shall have been completed within a reasonable time of the initial funding contemplated by the Business Plan (the "Initial Funding Date");

          (b) device development and preclinical validation shall have been completed within a reasonable time period of the Initial Funding Date;

          (c) phase I and phase II clinical trials shall have been completed within a reasonable time of the Initial Funding Date;

          (d) phase III clinical trials and PMA submission to the FDA shall have been completed;

          (e) PMA approval shall been received within a reasonable time of the Initial Funding Date.

     9. In addition to the base annual salary provided for in Section 7, Employee shall be entitled to receive bonuses, at such times, in such amounts and payable in cash or in shares of MDSC common stock as the Board determines based on the performance by Employee, the financial capability of MDSC and the timely satisfaction on budget of each Critical Milestone.

     10. In the event that the Term shall be ended by the death or permanent and total disability of Employee, the annual base salary and bonuses most recently paid with respect to an annual period shall continue to be paid during the one-year period following the end of the Term.

     11. Employee acknowledges that MDSC does not now have any group life, disability or medical insurance, or cash bonus, deferred compensation, pension, retirement or other employee benefit plan of any kind, or any liability insurance or director and officer insurance. Employee agrees that MDSC shall not be required to institute any of such plans or insurance until and unless its financial resources permit, and then only to the extent contemplated by the Business Plan. Notwithstanding the foregoing, MDSC shall obtain directors and officers liability insurance at the earliest practical time consistent with MDSC's financial ability to obtain same. Once instituted in accordance with the Business Plan, Employee shall be entitled to participate in all such plans and to be covered by all such insurance. Employee shall not be entitled to reimbursement for the cost of any insurance Employee obtains or maintains or for the cost or loss of opportunity to contribute to any pension or retirement plan, but Employee shall be entitled to a car allowance and other fringe benefits up to an aggregate maximum of Twelve Thousand Dollars ($12,000) per year during the Term (in addition to all fringe benefits required by law to be provided to Employee). During the Term, Employee shall also be entitled to:

          (a) vacation time each year in accordance with MDSC's standard employee policy in respect thereof from time to time in effect in addition to the holidays normally observed by MDSC; and

          (b)  prompt  reimbursement  for  reasonable   out-of-pocket   business
     expenses incurred by Employee in accordance with MDSC's standard employee reimbursement policy from time to time in effect.

     12. To the maximum extent permitted by applicable law, MDSC shall indemnify Employee, and hold Employee harmless from and against, any loss, damage or claim to which Employee may become subject as the direct result of any of his acts or omissions as the President and Chief Operating Officer of MDSC, (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by Employee in connection therewith, and such indemnification shall continue after Employee has ceased to be a director, trustee, officer, employee or agent. MDSC shall provide, at its own expense, legal counsel to defend Employee in connection therewith. Such counsel shall be MDSC's counsel unless MDSC's counsel shall have a conflict of interest, in which case Employee may select counsel of his choice, and MDSC shall promptly reimburse Employee for the reasonable fees and expenses of such counsel. The right to indemnification conferred in this Section 12 shall be a contract right and shall include the right to be paid by MDSC the expenses (including attorneys' fees) incurred by Employee in defending any such legal proceeding in advance of its final disposition. Employee understands, as his additional contract obligation, that it will be an irreparable material breach of Employee's employment agreement should Employee not fully cooperate, individually or through counsel in any legal action whatsoever, where any loss, damage or claim asserted is claimed to be the direct or indirect result of any of his acts or omissions as the President and Chief Operating Officer of MDSC. Employee herein acknowledges his contractual obligation for his unqualified cooperation so as to enable MDSC to mitigate, defend, settle, and otherwise resolve any matter in the best interest of the shareholders, investors and management of MDSC.

     13. During the Term, Employee shall devote his time and energies to the business of MDSC. Notwithstanding the foregoing and provided that such activities do not materially impair the performance by Employee of his duties under this Agreement as President and Chief Operating Officer of MDSC, Employee shall not be prohibited from:

          (a) engaging in charitable and civic activities,

          (b) discharging those obligations which Employee was subject to on the date of the Original Agreement, as summarized on Annex I to the Original Agreement ("Annex I");

          (c) continuing to participate in those businesses/boards listed on Annex 1;

          (d) retaining for his personal benefits all fees, honoraria and profits from the activities permitted by subsections (a), (b) and (c) of this Section 13.

     14. The Board and the shareholders of MDSC have approved and adopted a stock option plan (the "1999 Plan") complying with section 422 of the Code. The 1999 Plan permits holders of options granted thereunder to pay the exercise price due upon exercise either with cash or shares of MDSC common stock valued at the fair market value of such shares at the time of such exercise. The 1999 Plan permits options granted thereunder to be exercised for the maximum periods permitted by the Code during which such options can be exercised following the death, permanent and total disability or termination of employment.

     15. On the date of the Original Agreement, MDSC issued and delivered to Employee the following two options under the 1999 Plan:

          (a) a nonqualified three-year option evidencing the fully vested right to purchase up to 200,000 shares of common stock of MDSC at an exercise price of $0.25 per share (the "200,000 Share Option"); and

          (b) what was intended to be an incentive stock option evidencing the right to purchase up to 1,8000,000 shares of common stock of MDSC at an exercise price of $1.00 per share (the "1,800,000 Share Option" and, together with the 200,000 Shares Option, the "Original Options").

However, because of Employee's right to assign up to 50% of the Original Options, the 1,800,000 Share Option did not qualify as an incentive stock option under the Code. Therefore, MDSC and Employee hereby agree that, as of the date of this Agreement, the 1,800,000 Share Option shall be surrendered by Employee to MDSC and cancelled by MDSC, and MDSC shall deliver to Employee a new incentive stock option (the "Incentive Stock Option") under the 1999 Plan having the same terms and provisions as the 1,800,000 Option except that Employee shall not have the right to assign any portion of the Incentive Stock Option.

     16. As provided in the Original Agreement, the 200,000 Share Option shall be assignable by Employee as to a maximum of 100,000 shares. From and after the date of this Agreement, the 200,000 Share Option shall be evidenced by a nonqualified stock option in the form attached hereto as Exhibit A.

     17. The form of the Incentive Stock Option shall be attached hereto as Exhibit B.

     18. In the event that Employee voluntarily terminates his employment or Employee's employment is terminated by MDSC for "Cause", Employee shall be entitled to receive compensation and benefits earned by him and/or accruing to him prior to the date of such termination, prorated up to and including such date. In the event that Employee's employment is terminated by MDSC without Cause or in connection with a change in control, Employee shall be entitled to receive compensation and benefits earned by him and/or accruing to him prior to the date of such termination, prorated up to and including the first anniversary of such date or, if longer, until the scheduled expiration date of the Term. For purposes of this Agreement, "Cause" means any of the following:

          (a) any act or acts of Employee constituting a felony (or its equivalent) under the laws of the United States, any state thereof or any foreign jurisdiction; or

          (b) any material breach by Employee of this Agreement or the policies of MDSC or any of its subsidiaries or the willful and persistent (after written notice to Employee) failure or refusal of Employee to perform his duties of employment or comply in any material respect with any lawful directive of the Board or the Chairman of the Board; or

          (c) a course of conduct by Employee amounting to gross neglect, willful misconduct or dishonesty; or

          (d) any misappropriation of material property (whether real, personal, tangible or intangible) of MDSC by Employee; or

          (e) any misappropriation of a corporate or business opportunity of MDSC or any of its subsidiaries by Employee; or

          (f) Employee's failure or inability to meet or cause MDSC to meet, in all material respects, any Critical Milestone.

     19. During Employee's employment by MDSC and during any time thereafter while Employee remains a member of the Board or a consultant to MDSC, he will develop and be exposed to confidential information and trade secrets of MDSC as well as similar information which MDSC has received from others (e.g. Sarnoff Corporation, Drexel University, Hahanemann and CUNY) and considers to be confidential. Employee understands that the maintenance of the proprietary character of such information is vital to MDSC. Accordingly, at any time during Employee's employment and at all times thereafter, he will not disclose to others any such confidential information or trade secrets. The provisions of this Section 19 shall not apply after the proprietary information has been:

          (a) voluntarily disclosed to the public by MDSC; or

          (b) independently developed and disclosed by others not bound by any confidentiality agreement; or

          (c) otherwise enters the public domain through lawful means.

     20. During the Term and for a period of eighteen (18) months after the end of the Term, Employee shall not, for his own account or in any other capacity (including as an officer, member, employee, consultant, partner, representative, sole proprietor or advisor of another), participate in any entity (or affiliate or connect with, or render service to, or furnish assistance or advice to, any person, corporation, firm or other organization), which, in competition with
MDSC:

          (a) renders medical services or engages in research, development, marketing and/or manufacturing of medical devices or equipment; or

          (b) utilizes optical spectroscopy methods and instrumentation to: (i) differentiate dysplastic or malignant from nonmalignant tissue and cellular smears; (ii) determine the efficacy of vitamins and/or and other chemicals in reversing pre-cancerous conditions; (iii) differentiate between sterile and non-sterile environments; (iv) differentiate between residue and non-residue environments; (v) create images in turbid media using time and space gated technology for optical mammography and tomography; or (vi) determine healing from sores, wounds and burns.

Without limiting MDSC's other remedies, in the event of Employee's actual or threatened breach of this Section 20, Employee acknowledges that MDSC shall be entitled to injunctive relief to enforce it.

     21. This Agreement shall inure to the benefit of, and be binding on, the successors and assigns of MDSC. This Agreement contemplates personal services and shall not be assignable by Employee.

     22. This Agreement supersedes in its entirety all other agreements and understandings, both written and oral, regarding Employee's employment with MDSC and/or any affiliate of MDSC.

     23. Unless otherwise hereinafter designated by either party, any notices or other written communications under this Agreement shall be faxed or emailed and confirmed by certified mail to the addresses most recently furnished by the party to whom the written communication is to be sent.

     24. This Agreement, including the Exhibits hereto, contains the entire understanding and agreement between the parties with respect to the subject matter hereof and thereof.

     25. The invalidity of any provision of this Agreement shall not impair the validity of any remaining provision. All parties to this Agreement shall use diligence and good faith effort to satisfy any and all time requirements (e.g. FDA applicable law etc.). In this respect, time is not of the essence to this Agreement. In this respect, time shall not be of the essence to this Agreement.

     26. No modification, waiver or agreement of termination of this Agreement shall be binding upon either party unless made in writing and signed by or on behalf of such party.

     27. This Agreement shall be construed in accordance with the laws of the State of New Jersey and MDSC and Employee hereby agree to submit any and all disputes to binding arbitration before a single independent knowledgeable and industry qualified arbitrator in New Jersey with the American Arbitration Association, and pursuant to the American Arbitration Association's then-applicable rules and procedures.

     IN WITNESS WHEREOF, the parties intending to be legally bound have executed this Agreement on and as of the date first above written.

                                          MEDISCIENCE TECHNOLOGY CORP.


                                          By: Peter Katevatis
                                              ---------------
                                              Peter Katevatis
                                              Chairman of the Board and
                                              Chief Executive Officer

                                              Michael W. Engelhart
                                              --------------------
                                              Michael W. Engelhart

                                                                       Exhibit A
                       Nonqualified Stock Option Agreement
                       -----------------------------------

     This Stock Option Agreement is entered into as of April 23, 2003, between Michael W. Engelhart ("Optionee"), and Mediscience Technology Corp. (the "Company"), pursuant to the Company's 1999 Stock Incentive Plan (the "Program") and the Supplemental Stock Incentive Plan, which constitutes Part II of the Program. The Program, insofar as it is applicable to this Option Agreement (this "Agreement"), including, without limitation, the General Provisions of the Stock Incentive Plan and Part II of the Program, are hereinafter collectively referred to as the "Plan").

     The Board of Directors of the Company has determined that Optionee is eligible and deserving of an award under the Plan. This Agreement is subject to the terms of the Plan in all respects, and specific reference shall be made to the Plan in determining Optionee's rights and obligations hereunder. Capitalized terms, which are used herein and not otherwise defined, shall have the meanings set forth in the Plan. This Agreement is made by and between the Company and Optionee as follows:

     1. Grant.
        -----
     Grant Date: April 23, 2003     Number of Options: 200,000  shares of common
                                                       stock, $.01 par value
Expiration Date: April 23, 2006     Exercise Price: $0.25 per share
                                    Vesting Schedule: 100% fully vested on Grant
                                                      Date

     The options are not incentive stock options under the Internal Revenue Code
                     ---
of 1986, as amended.

     2. Exercise.  Subject to the provisions of this Agreement and the Plan, the
        --------
Options granted hereby shall vest and become exercisable as set forth herein. To the extent exercisable, these Options may be exercised in whole or in part at any time and from time to time until fully exercised or until the Option expiration date set forth above or until these Options otherwise terminate under the Plan.

     3.  Transferability.  These Options may be exercised only by Optionee,  his
         ---------------
guardian, legal representative or Permitted Transferee during Optionee's lifetime and, thereafter, as provided in the Plan. Optionee shall have the right to assign and transfer up to 100,000 of the Options evidenced by this Agreement. The assignees and transferees of up to 100,000 of such Options shall be referred to in this Agreement as "Permitted Transferees". Except as provided in this
Section 3, neither these Options nor any portion thereof or interest therein may be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution, and then only within the limitations set forth in the Plan.

     4.  Payment.  Exercise of these  Options  shall not be effective  until the
         -------
Company  or  a  designee  thereof  has  received  written  notice  of  exercise, specifying the number of whole shares of the Company's Common Stock (the "Shares") to be purchased or otherwise received. Such notice shall be accompanied by full payment of the aggregate exercise price for the number of Shares so purchased: (i) by certified or bank cashier's check payable to the order of the Company; or (ii) by Shares owned by Optionee and valued at their then Fair Market Value as determined by the Plan Administrator in accordance with Section 4 of the Plan ("Fair Market Value"). Upon a partial exercise of these Options, this Agreement shall be automatically amended to reduce the number of Shares covered by these Options by the number of Shares so purchased without the necessity of the execution of a new agreement or a formal written amendment of this Agreement. The Plan Administrator's records regarding the number of Shares remaining to be exercised under this Agreement shall control and not be subject to challenge by Optionee absent bad faith or malfeasance by the Plan Administrator.

     5.  Certain  Taxes.   Optionee  authorizes  the  Company  to  withhold,  in
         --------------
accordance with applicable law, from any Option Shares to be issued to Optionee upon exercise by Optionee of all or a portion of these Options, if necessary, a number of Shares based on their Fair Market Value equal to the amount of any taxes required to be withheld by any federal, state or local law or regulation as a result of the exercise of these Options. Whether or not the Company withholds any amount for taxes, Optionee shall be solely responsible for and shall pay any and all Federal/State taxes not withheld by the Company.

     6.  Compliance  with  Securities  Laws.  Optionee  agrees  that the  Shares
         ----------------------------------
acquired upon exercise of these Options shall be acquired for his or her own account for investment purposes only and not with a view to any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "Act") or applicable state securities laws. If the Company so determines, any stock certificates issued upon exercise of these Options shall bear a legend to the effect that the Shares have been so acquired. The Company shall not be required to bear any expenses of compliance with the Act, applicable state securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification or transfer, as the case may be, of these Options or any Shares acquired upon the exercise thereof. The Company may legend the stock certificates evidencing Shares acquired pursuant to the Plan in such manner it deems appropriate to carry out the intent and purposes of the Plan. The foregoing restrictions on the transfer of the Shares shall not apply if (a) the Company shall have been furnished with an opinion of counsel satisfactory in form and substance to the Company to the effect that such transfer will be in compliance with the Act and other applicable securities laws, or (b) the Shares shall have been duly registered in compliance with the Act and other applicable securities laws.

     7. Acceptance of the Plan.  Optionee hereby approves and accepts the terms,
        ----------------------
conditions, and provisions of this Agreement and the Plan and agrees to be bound hereby and thereby, and further agrees that his or her executors, administrators, heirs, and successors shall be bound hereby and thereby. Without limitation of the foregoing, the Optionee hereby agrees, individually and for his or her executors, administrators, heirs, and successors that all decisions or interpretations of the Plan Administrator with regard to any and all aspects of the Plan and the administration thereof shall be binding, conclusive and final.

     8.  Address for Notices.  The parties  hereto  designate as the  respective
         -------------------
addresses for the receipt of any notice under this Agreement or the Plan the addresses set forth below their signatures on this Agreement.

     9.  Conformity  With the Plan. This Agreement is intended to conform in all
         -------------------------
respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, Optionee acknowledges his receipt of the Plan and agrees to be bound by all of the terms of the Plan. All definitions stated in the Plan shall apply to this Agreement.

     10.  Use of  Services;  Successors.  Nothing  herein  confers  any right or
          -----------------------------
obligation on Optionee to continue rendering services to the Company or shall affect in any way Optionee's right or the right of the Company, as the case may be, to terminate Optionee's services at any time.

     11.  Entire  Agreement.  This  Agreement  (including  the  Plan,  which  is
          -----------------
incorporated herein by reference) constitutes the entire understanding between Optionee and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by Optionee of his/her Options and/or Shares.

--------------------------------------------------------------------------------
MEDISCIENCE TECHNOLOGY CORP.                OPTIONEE:

By: Peter Katevatis
    Print Name: Peter Katevatis             By: Michael W. Engelhart
                ---------------                 --------------------
    Title: Chairman of the Board and CEO        Print Name: Michael W. Engelhart
    Address: 1235 Folkestone Way                Address:  161  North  Franklin
             Cherry Hill NJ 08034                         Turnpike, Suite 204
                                                          Ramsay NR 07446
--------------------------------------------------------------------------------

                                                                       Exhibit B

                        Incentive Stock Option Agreement
                        --------------------------------

     This Stock Option Agreement (this "Agreement") is entered into on December 9, 2004, between Michael W. Engelhart ("Optionee"), and Mediscience Technology Corp. (the "Company"), pursuant to: (i) the Company's 1999 Stock Incentive Plan (the "Program") and the Incentive Stock Plan, which constitutes Part I of the Program; and (ii) the Amended and Restated Employment Agreement dated December 9, 2004, between Optionee and the Company (the "Employment Agreement"). The Program, insofar as it is applicable to this Option Agreement (this "Agreement"), including, without limitation, the General Provisions of the Stock Incentive Plan and Part I of the Program, are hereinafter collectively referred to as the "Plan")


     The Board of Directors of the Company has determined that Optionee is eligible and deserving of an award under the Plan. This Agreement is subject to the terms of the Plan in all respects, and specific reference shall be made to the Plan in determining Optionee's rights and obligations hereunder. Capitalized terms, which are used herein and not otherwise defined, shall have the meanings set forth in the Plan. This Agreement is made by and between the Company and Optionee as follows:

     1. Grant.
        -----
     Grant Date: December 9, 2004    Number of Options: 1,800,000 shares of
                                               common stock, $.01 par value
Expiration Date: April 23, 2006      Exercise Price: $1.00 per share
                                     Vesting Schedule: As Described in Section 2

The Options are incentive stock options under the Internal Revenue Code of 1986,
            ---
as amended.


     2. Exercise.
        --------
          (a) Subject to the provisions of this Agreement and the Plan, the Options granted hereby shall vest and become exercisable as set forth in paragraph (b) of this Section 2. To the extent exercisable, these Options may be exercised in whole or in part at any time and from time to time until fully exercised or until the Option expiration date set forth above or until these Options otherwise terminate under the Plan.

          (b) Section 8 of the Employment Agreement, which defines the five "Critical Milestones" taken from the Business Plan (as such term is defined in Section 6 of the Employment Agreement), is incorporated herein by reference with the same effect as if set forth in full in this paragraph
     (b). The Options granted hereby shall become vested and exercisable upon the attainment and satisfaction during the Term of either the Critical Milestones, as provided in clause (i) below, or the Financial Milestones, as provided in clause (ii) below.

               (i) Upon the satisfaction of any of the Critical Milestones, as determined by the Board of Directors of the Company, Options to purchase 380,000 shares shall become vested and exercisable.

               (ii) Upon the satisfaction of any Financial Milestone (as such term is defined in clause (iii) below, Options to purchase 600,000 shares shall become vested and exercisable.

               (iii) As used in this paragraph (b), the term "Financial Milestone" means the completion on an equity investment contemplated by the Business Plan in the Company and/or any wholly-owned subsidiary of the Company in the aggregate amount of Five Million Dollars ($5,000,000). Each Financial Milestone may be completed in one or more transactions. The first Financial Milestone shall be measured from April 1, 2003, the second Financial Milestone shall be measured from the completion of the first Financial Milestone, and the third Financial Milestone shall be measured from the completion of the second Financial Milestone. No Financial Milestone may be waived, in whole or in part, by the Board of Directors of the Company unless the Chairman of the Board, in his sole discretion, shall have introduced a motion to the Board of Directors for total or partial waiver of any Financial Milestone based on the on-going performance of Optionee as the President and Chief Operating Officer of the Company, the financial capability of the Company and the timely satisfaction on budget of each Critical Milestone.

     3.  Non-Transferable.  These Options may be exercised only by Optionee, his
         ----------------
guardian or legal representative during Optionee's lifetime and, thereafter, as provided in the Plan. Neither these Options nor any portion thereof or interest therein may be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution, and then only within the limitations set forth in the Plan.

     4.  Payment.  Exercise of these  Options  shall not be effective  until the
         -------
Company  or  a  designee  thereof  has  received  written  notice  of  exercise, specifying the number of whole shares of the Company's Common Stock (the "Shares") to be purchased or otherwise received. Such notice shall be accompanied by full payment of the aggregate exercise price for the number of Shares so purchased: (i) by certified or bank cashier's check payable to the order of the Company; or (ii) by Shares owned by Optionee and valued at their then Fair Market Value as determined by the Plan Administrator in accordance with Section 4 of Plan ("Fair Market Value"). Upon a partial exercise of these Options, this Agreement shall be automatically amended to reduce the number of Shares covered by these Options by the number of Shares so purchased without the necessity of the execution of a new agreement or a formal written amendment of this Agreement. The Plan Administrator's records regarding the number of Shares remaining to be exercised under this Agreement shall control and not be subject to challenge by Optionee absent bad faith or malfeasance by the Plan Administrator.

     5.  Certain  Taxes.   Optionee  authorizes  the  Company  to  withhold,  in
         --------------
accordance with applicable law, from any Option Shares to be issued to Optionee upon exercise by Optionee of all or a portion of these Options, if necessary, a number of Shares based on their Fair Market Value equal to the amount of any taxes required to be withheld by any federal, state or local law or regulation as a result of the exercise of these Options. Whether or not the Company withholds any amount for taxes, Optionee shall be solely responsible for and shall pay any and all Federal/State taxes not withheld by the Company

     6.  Compliance  with  Securities  Laws.  Optionee  agrees  that the  Shares
         ----------------------------------
acquired upon exercise of these Options shall be acquired for his or her own account for investment purposes only and not with a view to any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "Act") or applicable state securities laws. If the Company so determines, any stock certificates issued upon exercise of these Options shall bear a legend to the effect that the Shares have been so acquired. The Company shall not be required to bear any expenses of compliance with the Act, applicable state securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification or transfer, as the case may be, of these Options or any Shares acquired upon the exercise thereof. The Company may legend the stock certificates evidencing Shares acquired pursuant to the Plan in such manner it deems appropriate to carry out the intent and purposes of the Plan. The foregoing restrictions on the transfer of the Shares shall not apply if (a) the Company shall have been furnished with an opinion of counsel satisfactory in form and substance to the Company to the effect that such transfer will be in compliance with the Act and other applicable securities laws, or (b) the Shares shall have been duly registered in compliance with the Act and other applicable securities laws.

     7. Acceptance of the Plan.  Optionee hereby approves and accepts the terms,
        ----------------------
conditions, and provisions of this Agreement and the Plan and agrees to be bound hereby and thereby, and further agrees that his or her executors, administrators, heirs, and successors shall be bound hereby and thereby. Without limitation of the foregoing, the Optionee hereby agrees, individually and for his or her executors, administrators, heirs, and successors that all decisions or interpretations of the Plan Administrator with regard to any and all aspects of the Plan and the administration thereof shall be binding, conclusive and final.

     8.  Address for Notices.  The parties  hereto  designate as the  respective
         -------------------
addresses for the receipt of any notice under this Agreement or the Plan the addresses set forth below their signatures on this Agreement.

     9.  Conformity  With the Plan. This Agreement is intended to conform in all
         -------------------------
respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, Optionee acknowledges his receipt of the Plan and agrees to be bound by all of the terms of the Plan. All definitions stated in the Plan shall apply to this Agreement.

     10.  Use of  Services;  Successors.  Nothing  herein  confers  any right or
          -----------------------------
obligation on Optionee to continue rendering services to the Company or shall affect in any way Optionee's right or the right of the Company, as the case may be, to terminate Optionee's services at any time.

     11.  Entire  Agreement.  This  Agreement  (including  the  Plan,  which  is
          -----------------
incorporated herein by reference) constitutes the entire understanding between Optionee and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by Optionee of his Options.

--------------------------------------------------------------------------------
MEDISCIENCE TECHNOLOGY CORP.                OPTIONEE:

By: Peter Katevatis
    Print Name: Peter Katevatis             By: Michael W. Engelhart
                ---------------                 --------------------
    Title: Chairman of the Board and CEO        Print Name: Michael W. Engelhart
    Address: 1235 Folkestone Way                Address:  161  North  Franklin
             Cherry Hill NJ 08034                         Turnpike, Suite 204
                                                          Ramsay NR 07446
--------------------------------------------------------------------------------